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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

  EACH OF THE UNDERSIGNED HEREBY APPOINTS ANY ONE OF JAMES S. BEARD, F. LYNN MCPHEETERS, FRANK C. CARDER, AND NANCY L. SNOWDEN AS HIS ATTORNEY-IN-FACT, EACH ACTING ALONE, WITH FULL POWERS OF SUBSTITUTION AND RESUBSTITUTION, TO EXECUTE FOR EACH OF THE UNDERSIGNED AND IN HIS NAME AND CAPACITY WITH CATERPILLAR FINANCIAL SERVICES CORPORATION AS LISTED BELOW, AND TO FILE ANY OF THE DOCUMENTS HEREINAFTER DESCRIBED RELATING TO THE ISSUANCE AND OFFERING OF THE COMPANY'S DEBT SECURITIES UP TO A TOTAL OF US$1,000,000,000 OR ITS EQUIVALENT IN THE CURRENCY OF COUNTRIES OTHER THAN THE UNITED STATES (INCLUDING IN SUCH AMOUNT THE OFFERING PRICE RATHER THAN THE FACE VALUE OF ANY SUCH SECURITIES SOLD AT A DISCOUNT FROM FACE VALUE), SUCH DOCUMENTS BEING: A REGISTRATION STATEMENT TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, ANY AND ALL OTHER DOCUMENTS REQUIRED TO BE FILED WITH RESPECT THERETO WITH ANY REGULATORY AUTHORITY, AND ALL AMENDMENTS TO ANY OF THE FOREGOING, WITH ALL EXHIBITS AND DOCUMENTS REQUIRED TO BE FILED IN CONNECTION THEREWITH. THE UNDERSIGNED FURTHER GRANTS UNTO SAID ATTORNEYS, EACH ACTING ALONE, WITH FULL POWERS OF SUBSTITUTION AND RESUBSTITUTION, FULL POWER AND AUTHORITY TO ACCOMPLISH THE FOREGOING REGISTRATION AS FULLY AS THE UNDERSIGNED MIGHT DO.


  DATED AS OF THIS 22ND DAY OF JUNE, 1994.

              SIGNATURE                               TITLE
              ---------                               -----

        /s/ James S. Beard                         President, Director and
- -------------------------------------              Principal Executive Officer
           James S. Beard

      /s/ F. Lynn McPheeters                       Executive Vice President
- -------------------------------------              and Director
         F. Lynn McPheeters

      /s/ James W. Wogsland                        Director
- -------------------------------------
          James W. Wogsland

        /s/ K. C. Springer                         Controller and Principal
- -------------------------------------              Accounting Officer
           K. C. Springer

       /s/ Frank C. Carder                         Treasurer and Principal
- -------------------------------------              Financial Officer
           Frank C. Carder